First Quarter 2020 Exhibit 99.2 Earnings Release Presentation April 28, 2020 RAISING STANDARDS TOGETHER

Safe Harbor Statement From time to time, our comments and releases may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “forecast,” “guidance,” “intends,” “targeted,” “continue,” “remain,” “should,” “may,” “plans,” “estimates,” “will,” “will continue,” “will remain,” variations on such words or phrases, or similar references to future occurrences or events in future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of the Company or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on the Company's current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. The Company's actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Many possible events or factors could affect the Company's future financial results and performance and could cause such results or performance to differ materially from those expressed in forward looking statements. These factors include, but are not limited to, the following: (1) the disruption to local, regional, national and global economic activity caused by infectious disease outbreaks, including the recent outbreak of coronavirus, or COVID-19, and the significant impact that such outbreak has had and may have on the Company's growth, operations, earnings and asset quality; (2) the Company’s ability to sustain its current internal growth rate and total growth rate; (3) changes in geopolitical, business and economic events, occurrences and conditions, including changes in rates of inflation or deflation, nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado; (4) worsening business and economic conditions nationally, regionally and in the Company’s target markets, particularly in Texas and Colorado, and the geographic areas in those states in which the Company operates; (5) the Company’s dependence on its management team and its ability to attract, motivate and retain qualified personnel; (6) the concentration of the Company’s business within its geographic areas of operation in Texas and Colorado; (7) changes in asset quality, including increases in default rates on loans and higher levels of nonperforming loans and loan charge-offs generally, and specifically resulting from the economic dislocation caused by the COVID-19 pandemic; (8) concentration of the loan portfolio of Independent Bank, before and after the completion of acquisitions of financial institutions, in commercial and residential real estate loans and changes in the prices, values and sales volumes of commercial and residential real estate; (9) the ability of Independent Bank to make loans with acceptable net interest margins and levels of risk of repayment and to otherwise invest in assets at acceptable yields and presenting acceptable investment risks; (10) inaccuracy of the assumptions and estimates that the managements of Independent Bank and the financial institutions that it acquires make in establishing reserves for probable credit losses and other estimates generally, and specifically as a result of the effect of the COVID-19 pandemic; (11) lack of liquidity, including as a result of a reduction in the amount and sources of liquidity that the Company currently has; (12) material increases or decreases in the amount of deposits held by Independent Bank or other financial institutions that the Company acquires and the cost of those deposits; (13) the Company’s access to the debt and equity markets and the overall cost of funding its operations; (14) regulatory requirements to maintain minimum capital levels or maintenance of capital at levels sufficient to support the Company’s anticipated growth; (15) changes in market interest rates that affect the pricing of the loans and deposits of each of Independent Bank and the financial institutions that the Company acquires and the net interest income of each of Independent Bank and the financial institutions that the Company acquires; (16) fluctuations in the market value and liquidity of the securities the Company holds for sale, including as a result of changes in market interest rates; (17) effects of competition from a wide variety of local, regional, national and other providers of financial, investment and insurance services; (18) changes in economic and market conditions, including the economic dislocation resulting from the COVID-19 pandemic, that affect the amount of value of the assets of Independent Bank and of financial institutions that we acquire; (19) the institution and outcome of, and costs associated with, litigation and other legal proceedings against one of more of the Company, Independent Bank and financial institutions that the Company acquires or to which any of such entities is subject; (20) the occurrence of market conditions adversely affecting the financial industry generally, including the economic dislocation resulting from the COVID-19 pandemic; (21) the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by the Company’s regulators, and changes in federal government policies, as well as changes in regulatory requirements applicable to, and resulting from regulatory supervision of, the Company and Independent Bank as a financial institution with total assets greater than $10 billion; (22) changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Financial Accounting Standards Board, the SEC and the Public Company Accounting Oversight Board, or PCAOB, as the case may be; (23) governmental monetary and fiscal policies, including changes resulting from the implementation of the new Current Expected Credit Loss accounting standard; (24) changes in the scope and cost of FDIC insurance and other coverage; (25) the effects of war or other conflicts, acts of terrorism (including cyber attacks) or other catastrophic events, including storms, droughts, tornadoes, hurricanes and flooding, that may affect general economic conditions; (26) the Company’s actual cost savings resulting from previous or future acquisitions are less than expected, it is unable to realize those cost savings as soon as expected, or it incurs additional or unexpected costs; (27) the Company’s revenues after previous or future acquisitions are less than expected; (28) the liquidity of, and changes in the amounts and sources of liquidity available to, the Company, before and after the acquisition of any financial institutions that the Company acquires; (29) deposit attrition, operating costs, customer loss and business disruption before and after the Company’s completed acquisitions, including, without limitation, difficulties in maintaining relationships with employees, may be greater than the Company expected; (30) the effects of the combination of the operations of financial institutions that the Company acquired in the recent past or may acquire in the future with the Company’s operations and the operations of Independent Bank, the effects of the integration of such operations being unsuccessful, and the effects of such integration being more difficult, time-consuming or costly than expected or not yielding the cost savings that the Company expects; (31) the impact of investments that the Company or Independent Bank may have made or may make and the changes in the value of those investments;   2

Safe Harbor Statement (Continued) (32) the quality of the assets of financial institutions and companies that the Company has acquired in the recent past or may acquire in the future being different than the Company determined or determine in its due diligence investigation in connection with the acquisition of such financial institutions and any inadequacy of credit loss reserves relating to, and exposure to unrecoverable losses on, loans acquired; (33) the Company’s ability to continue to identify acquisition targets and successfully acquire desirable financial institutions to sustain its growth, to expand its presence in its markets and to enter new markets; (34) general business and economic conditions in our markets change or are less favorable than expected generally, and specifically as a result of the COVID-19 pandemic; (35) changes occur in business conditions and inflation generally, and specifically as a result of the COVID-19 pandemic; (36) an increase in the rate of personal or commercial customers’ bankruptcies generally, and specifically as a result of the COVID-19 pandemic; (37) technology-related changes are harder to make or are more expensive than expected; (38) attacks on the security of, and breaches of, the Company or Independent Bank’s digital information systems, the costs the Company or Independent Bank incur to provide security against such attacks and any costs and liability the Company or Independent Bank incurs in connection with any breach of those systems; (39) the potential impact of technology and “FinTech” entities on the banking industry generally; (40) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between the Company and Texas Capital Bancshares, Inc. ("TCBI"); (41) the outcome of pending or threatened litigation, or of matters before regulatory agencies, whether currently existing or commencing in the future, including litigation related to the merger; (42) delays in completing the transaction; (43) the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all; (44) the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where the Company and TCBI do business; (45) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; (46) the ability to complete the transaction and integration of the Company and TCBI successfully; (47) the dilution caused by the Company’s issuance of additional shares of its capital stock in connection with the transaction; (48) our success at managing the risks involved in the foregoing items; and (49) the other factors that are described in the Company’s Annual Report on Form 10-K filed with the SEC on March 2, 2020 as amended by the Company’s Annual Report on Form 10-K/A filed with the SEC on March 6, 2020, under the heading “Risk Factors,” and other reports and statements filed by the Company with the SEC as well as those described in TCBI's Annual Report on Form 10-K filed with the SEC on February 12, 2020, as amended by TCBI's Annual Report on Form 10-K/A filed with the SEC on March 2, 2020, and other reports and statements filed by TCBI with the SEC. Any forward-looking statement made by the Company in this document speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. 3

Today's Presenters David R. Brooks Chairman of the Board, CEO and President, Director • 40 years in the financial services industry; 32 years at Independent Bank • Active in community banking since the early 1980s - led the investor group that acquired Independent Bank in 1988 Daniel W. Brooks Vice Chairman, Chief Risk Officer, Director • 37 years in the financial services industry; 31 years at Independent Bank • Active in community banking since the early 1980s Michelle S. Hickox Executive Vice President, Chief Financial Officer • 30 years in the financial services industry; 8 years at Independent Bank • Formerly a Financial Services Audit Partner at RSM US LLP • Certified Public Accountant 4

COVID-19 Update COVID-19 Update - Employees, Customers and Communities • The Company is supporting the health and safety of its employees and customers through responsible operations. ◦ All branches currently operate on a “drive-thru only” or “lobby appointment only” model. ◦ The Company has implemented a work-from-home plan where corporate employees work remotely. ◦ Extra precautions are being taken to safeguard health and safety in branch facilities. • To help facilitate economic recovery, the Company is participating in the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) Paycheck Protection Program (PPP) by originating these Small Business Administration (SBA) loans for its customers. As of April 27, 2020, the Company has received SBA authorization for over 4,600 PPP loans totaling over $730 million in aggregate for existing customers. • The Company is working with borrowers on a case by case basis to provide temporary relief as appropriate. • The Company has made donations totaling $100,000 to support food banks across its footprint, which will provide 355,000 meals to those most vulnerable during the crisis. COVID-19 Update - Capital, Liquidity & Credit • Capital remains strong, with ratios well above the standards to be considered well-capitalized under regulatory requirements, with an estimated total capital ratio of 12.05%, leverage ratio of 9.67%, and (non-GAAP) tangible common equity (TCE) ratio of 8.94% as of March 31, 2020. • Liquidity remains strong, with cash and securities representing approximately 13.1% of assets as of March 31, 2020. The Company maintains the ability to access considerable sources of contingent liquidity at the Federal Home Loan Bank and the Federal Reserve. • Asset quality remains solid, reflecting a long history of resilient credit quality and disciplined underwriting that the Company has built over three decades. 5

First Quarter Selected Financial Data

($ in thousands except per share data)

	As of and for the Quarter Ended				
Balance Sheet Data	**March 31, 2020**	**December 31, 2019**	**March 31, 2019**	**Linked Quarter Change**	**Annual Change**
Total assets	$ 15,573,868	$ 14,958,207	$ 14,145,383	4.1 %	10.1%
Loans held for investment, excluding mortgage warehouse purchase loans	11,020,920	10,928,653	10,692,183	0.8	3.1
Mortgage warehouse purchase loans	796,609	687,317	251,258	15.9	217.0
Total deposits	11,882,766	11,941,336	11,239,426	(0.5)	5.7
Total borrowings (other than junior subordinated debentures)	1,152,860	527,251	538,425	118.7	114.1
Total stockholders' equity	2,386,285	2,339,773	2,234,202	2.0	6.8
Earnings and Profitability Data					
Net interest income	$ 123,241	$ 128,069	$ 121,652	(3.8)%	1.3%
Net interest margin	3.76%	3.81%	4.05%	(1.3)	(7.2)
Noninterest income	$ 14,511	$ 18,229	$ 16,424	(20.4)	(11.6)
Noninterest expense	74,368	80,343	86,595	(7.4)	(14.1)
Net income	44,167	50,236	37,131	(12.1)	18.9
Basic EPS	1.03	1.17	0.85	(12.0)	21.2
Diluted EPS	1.03	1.17	0.85	(12.0)	21.2
Adjusted net interest margin [1]	3.73%	3.79%	4.01%	(1.6)	(7.0)
Adjusted net income [1]	$ 43,354	$ 56,799	$ 52,028	(23.7)	(16.7)
Adjusted basic EPS [1]	1.01	1.32	1.19	(23.5)	(15.1)
Adjusted diluted EPS [1]	1.01	1.32	1.19	(23.5)	(15.1)
Return on average assets	1.19%	1.32%	1.08%	(9.8)	10.2
Adjusted return on average assets [1]	1.17	1.49	1.51	(21.5)	(22.5)

[1] See Appendix for non-GAAP reconciliation

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Net Income Trends $57.8 $219.6 $56.8 $ in Millions $55.6 $52.0 $52.9 $49.7 $50.2 $192.7 $44.2 $43.4 $37.1 $132.2 $128.3 $88.9 $76.5 2017 2018 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Year Ending Quarter Ending Net Income (1) Adjusted Net Income (2) (1) Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The year ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. (2) See Appendix for non-GAAP reconciliation 7

Interest Income Trends Interest Income, Net Interest Income and NIM Trends $ in Millions $167.7 $652.9 $165.3 $164.4 $155.6 $156.4 $129.6 $504.8 $125.4 $128.1 $121.7 $123.2 $407.3 $326.3 $307.9 $265.5 4.11% 4.05% 3.97% 3.95% 3.84% 3.84% 3.81% 3.76% 2017 2018 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Year Ending Quarter Ending NIM Interest income Net interest income 8

Tangible Book Value, Earnings Per Share and Adjusted Earnings Per Share Trends (Diluted) $28.99 $30.08 $27.44 $28.99 $27.89 $26.66 $23.76 $25.84 $21.19 $17.85 $5.08 $15.89 $16.15 $4.47 $4.33 $4.46 $3.45 $3.04 $2.21 $2.36 $2.88 $2.97 $1.77 $1.35 $2.21 $1.19 $1.22 $1.32 $1.85 $1.01 $1.54 $1.30 $1.15 $1.17 $1.03 $0.85 2013 2014 2015 2016 2017 2018 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Year Ending Quarter Ending EPS (1) Adjusted EPS (2) Tangible Book Value (2) (1) Effective January 1, 2018, the TCJA reduced the corporate U.S. statutory tax rate from 35% to 21%. The year ended December 31, 2017, includes a $5,528 charge to remeasure deferred taxes as a result of the enactment of the tax reform. (2) See Appendix for non-GAAP reconciliation 9

Adjusted Efficiency Ratio Trends (1) $499.6 $ in Millions $120.6 $122.3 $322.5 $73.0 $272.7 $261.4 $67.0 $189.4 $157.6 51.17% 47.05% 51.46% 50.47% 45.95% $14.9 $14.2 $41.5 $35.9 $65.9 $4.6 $5.7 $12.9 $3.2 $3.2 2017 2018 2019 Q1 2019 Q1 2020 Year Ending Quarter Ending Adjusted net interest income Adjusted noninterest income Adjusted noninterest expense Amortization of other intangible assets Adjusted efficiency ratio (1) See Appendix for non-GAAP reconciliation 10

Loan Portfolio Growth Total Loans by Year and Current Annual Trend ($ in Millions) (1) 2017 - 2019 CAGR 33.8% 8.1% Increase $11,857 $11,652 $10,966 $7,921 $6,513 2017 2018 2019 Q1 2019 Q1 2020 Year Ending Quarter Ending Organic Impact of Acquisitions (1) Includes loans held for sale 11

Loan Portfolio Composition Loan Composition at 03/31/2020 CRE Loan Composition at 03/31/2020 Mixed Use (not retail): 1.9% 1-4 Family Const.: 3.2% Multifamily: 7.5% Misc: 6.2% Consumer: 0.4% Restaurant: 2.7% 1-4 Family: 13.3% Mini Storage: 2.8% Convenience Store: 2.6% Ag: 0.9% Church: 2.2% Office: 25.4% Healthcare: 6.3% Daycare/School: 2.4% C&I: 22.0% C&D: 10.7% Industrial: 8.2% Hotel/Motel: 6.0% Retail: 25.8% CRE: 49.5% Loans by Region at 03/31/2020 Central Texas: 12.5% Colorado: 27.1% 70.2% Non-owner occupied CRE 29.8% Owner occupied CRE North Texas: 38.9% 2020 YTD adjusted loan yield: 5.09% (1) Houston: 21.5% (1) Non-GAAP financial measure. Excludes $982 thousand of unexpected income recognized on credit impaired acquired loans. 12

Commercial Real Estate (CRE) and Construction and Development (C&D) CRE and C&D Concentrations at 03/31/2020 Retail Composition at 03/31/2020 384% 386% 377% 371% 369% $1.7 Billion Current Size of Book Big Box: 2.4% Mixed Use: $151.5 Million 8.9% Unfunded Commitments Free Standing/ Single Tenant: 94.2% 20.1% Loans in IBTX Markets Loans > $500 thousand (Texas & Colorado) Strip Center: 68.6% 99% 106% 103% 104% 105% 1,048 Total Retail Loans $1.6 Million Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Average Loan Size Quarter Ending $8.3 Million Average Loan Size >$5 million Total construction and development to Bank 70 regulatory capital Total Retail Loans >$5 million Total non-owner occupied CRE to Bank regulatory capital The company will continue to work with its borrowers on a case-by- case basis to provide deferrals or other accommodations where appropriate as the impacts of the COVID-19 pandemic continue to evolve. 13

Construction & Development Composition (For All C&D Loans >$500 Thousand) C&D Portfolio CRE Construction Portfolio Composition at 03/31/2020 Composition at 03/31/2020 SFR Land/Land Construction: Developement: 18.2% 21.7% Misc. CRE: Retail: 20.8% 23.6% CRE Construction: 60.1% Healthcare: 9.0% Office: 17.4% Multifamily: Hotel: 14.5% 9.6% 96.2% 610 Loans in IBTX Markets C&D loans Industrial: 5.1% (Texas & Colorado) $2.3 Million 36.2% Average Loan Size of C&D loans are owner-occupied 14

Hotel & Motel Loans – We maintain a granular book of hotel loans in our markets, the majority of $432.3 Million which are branded, limited/select service properties in our core markets across Current Size of Book Texas and Colorado. $5.0 Million – We have very limited exposure to the most impacted segments of the industry Average Loan Size (i.e. resort and conference hotels). 57.3% – Construction activity continues as an “essential industry” in both TX and CO. Average LTV – We will continue to work with our relationship borrowers through the COVID-19 crisis and provide appropriate accommodations on a case-by-case basis. $41.4 Million Unfunded Commitments Hotel & Motel Loans by Type Hotel & Motel Loans by Location Hotel & Motel Loans by Product Type 40.8% 17.0% 81.5% 4.1% 78.9% 50.5% 8.7% 18.5% Full Service Brand CRE Texas Colorado Limited/Selected Service Brand Construction & Development Other Boutique/Independent 15

Energy Lending – We have a small, conservatively-underwritten $181.5 Million Current Size of Energy Book energy book that is mostly of recent vintage. 86.7% / 13.3% – By volume, the exploration and production E&P Loans / Services Loans segment of the energy portfolio is secured by 46% oil/liquids assets and 54% by natural gas assets. 4.0% Energy Reserve / Energy Loans – Energy assets are well diversified by basin across 1.6% the United States. Energy Loans / Total LHFI – The majority of our loans have hedging in place, Energy Loans by Type and those loans that do not have hedging are personally guaranteed. $ in Millions – The bank has conducted internal stress testing at $157.4 $24.1 $25 oil for two years and does not anticipate material losses under that scenario. E&P Services 16

Historically Strong Credit Culture NPLs / Loans NCOs / Average Loans 4.41% 2.67% 2.67% 4.15% 4.11% 3.43% 3.36% 3.03% 1.64% 2.91% 2.67% 1.22% 2.38% 2.25% 1.89% 1.05% 1.13% 1.62% 1.83% 1.71% 1.57% 1.31% 0.74% 1.50% 1.49% 1.50% 0.70% 1.12% 0.49% 0.48% 0.48% 0.49% 1.14% 1.04% 0.98% 0.43% 0.46% 0.46% 0.81% 0.91% 0.31% 0.39% 0.28% 0.68% 0.64% 0.62% 0.19% 0.16% 0.18% 0.18% 0.17% 0.16% 0.53% 0.10% 0.37% 0.39% 0.06% 0.32% 0.26% 0.21% 0.24% 0.24% 0.11% 0.12% 0.16% 0.09% 0.06% 0.07% 0.03% 0.02% 0.01% 0.05% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q1 2020 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD Period Ending Period Ending TX Commercial Banks U.S. Commercial Banks TX Commercial Banks U.S. Commercial Banks IBTX IBTX Note: Financial data as of and for the quarter ended December 31, 2019 for peer data and for the three months ended March 31, 2020 for IBTX. Interim charge-off data annualized. Source: U.S. and Texas Commercial Bank numbers from S&P Global Market Intelligence. 17

Provision and Charge-offs Provision expense and Net charge-off trends $ in Thousands $14,805 $8,381 $8,146 $5,861 $9,860 $5,233 $8,265 $4,739 $4,460 $3,224 $1,521 $1,609 $1,439 $595 $454 $169 2017 2018 2019 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Year Ending Quarter Ending Provision expense Net charge-offs 18

Deposit Mix and Pricing Deposit Mix as of 03/31/2020 Deposit Growth versus Average Rate $ in Millions Brokered CDs: 0.5% $11,941 CDs < $100,000: $11,883 2.2% CDs > IRAs: 0.7% $100,000: 7.4% Noninterest-bearing $7,738 1.08% demand: 26.6% Money Market: 0.95% $6,633 15.5% 0.83% 0.46% Savings: 4.7% Public funds, interest- bearing accounts and CDs: 13.6% Interest-bearing checking: 28.8% 2017 2018 2019 Q1 2020 Period Ending Deposits Average YTD Rate (1) 2020 YTD Average Rate for Interest-bearing deposits: 1.29% (1) Average rate for total deposits 19

Securities Portfolio Invetment Portfolio Composition at 03/31/2020 As of March 31, 2020: CRA: 2.7% U.S. Treasury 2.7% Corporates: 0.5% Securities: 4.6% Yield Taxable Municipals: 2.3% 4.36 Agency Securities: 16.0% Duration 7.0% Tax-Exempt of Total Assets Municipals: 31.9% $1.1 Billion Portfolio Size Our investment portfolio consists of a Mortgage-Backed diversified mix comprised primarily of Securities: 42.0% liquid, low-risk securities designed to help augment the bank’s liquidity position and manage interest rate risk toward our target “net neutral” position. 20

Capital CET 1, Leverage, Total Capital, Tier 1 and TCE/TA Ratios 12.56% 12.58% 12.05% 11.83% 10.41% 10.38% 10.19% 10.05% 10.05% 9.95% 9.76% 9.61% 9.57% 9.32% 9.67% 8.92% 9.24% 8.98% 8.94% 8.37% 12/31/17 12/31/18 12/31/19 Q1 2020 Period Ending Common equity tier 1 to risk-weighted assets Tier 1 capital to average assets Total capital to risk-weighted assets Tangible common equity to tangible assets (1) Tier 1 capital to risk-weighted assets (1) See Appendix for non-GAAP reconciliation 21

APPENDIX

Supplemental Information - Non-GAAP Financial Measures (unaudited)

Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Quarterly Periods

($ in thousands except per share data)		For the Quarters Ended				
		March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Net Interest Income - Reported	(a)	$ 123,241	$ 128,069	$ 125,393	$ 129,643	$ 121,652
Unexpected income recognized on credit impaired acquired loans		(982)	(791)	(618)	(2,695)	(1,016)
Adjusted Net Interest Income	(b)	122,259	127,278	124,775	126,948	120,636
Provision Expense - Reported	(c)	8,381	1,609	5,233	4,739	3,224
Noninterest Income - Reported	(d)	14,511	18,229	27,324	16,199	16,424
Loss (gain) on sale of loans		42	—	(6,779)	—	—
Gain on sale of branch		—	—	(1,549)	—	—
Gain on sale of trust business		—	(1,319)	—	—	—
Gain on sale of other real estate		(25)	(24)	(539)	(312)	—
Gain on sale of securities available for sale		(356)	(10)	—	(20)	(245)
Loss (gain) on sale and disposal of premises and equipment		63	—	315	279	(9)
Recoveries on loans charged off prior to acquisition		(84)	(425)	(107)	(258)	(1,311)
Adjusted Noninterest Income	(e)	14,151	16,451	18,665	15,888	14,859
Noninterest Expense - Reported	(f)	74,368	80,343	76,948	77,978	86,595
Separation expense			(3,421)	—	—	—
OREO impairment		—	(377)	—	(988)	(436)
Impairment of assets		(126)	—	(1,173)	—	—
COVID-19 expense - equipment and community support		(262)	—	—	—	—
Acquisition expense		(1,008)	(6,619)	(10,885)	(6,069)	(19,171)
Adjusted Noninterest Expense	(g)	72,972	69,926	64,890	70,921	66,988
Income Tax Expense Reported	(h)	10,836	14,110	14,903	13,389	11,126
Adjusted Net Income [(1)]	(b) - (c) + (e) - (g) = (i)	$ 43,354	$ 56,799	$ 57,827	$ 52,928	$ 52,028
Average shares for basic EPS	(j)	43,011,496	42,951,701	42,950,749	43,331,988	43,759,348
Average shares for diluted EPS	(k)	43,020,055	42,951,701	42,950,749	43,331,988	43,759,348
Adjusted Basic EPS	(i) / (j)	$ 1.01	$ 1.32	$ 1.35	$ 1.22	$ 1.19
Adjusted Diluted EPS	(i) / (k)	1.01	1.32	1.35	1.22	1.19
EFFICIENCY RATIO						
Amortization of other intangible assets	(l)	$ 3,176	$ 3,175	$ 3,235	$ 3,235	$ 3,235
Reported Efficiency Ratio	(f - l) / (a + d)	51.68%	52.75%	48.27%	51.25%	60.37%
Adjusted Efficiency Ratio	(g - l) / (b + e)	51.17	46.44	42.98	47.39	47.05
PROFITABILITY						
Total Average Assets	(m)	$ 14,965,628	$ 15,091,382	$ 14,742,618	$ 14,397,852	$ 13,975,192
Return on Average Assets (annualized)	(a - c + d - f - h) / (m)	1.19%	1.32%	1.50%	1.39%	1.08%
Adjusted Return on Average Assets (annualized)	(i) / (m)	1.17	1.49	1.56	1.47	1.51

[(1)] Assumes an adjusted effective tax rate of 21.3%, 21.3%, 21.1%, 21.2%, and 20.3% for the quarters ended March 31, 2020, December 31, 2019, September 30, 2019, June 30, 2019 and March 31, 2019, respectively.

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APPENDIX

Supplemental Information - Non-GAAP Financial Measures (unaudited)
Reconciliation of Adjusted Net Income, Adjusted Efficiency Ratio and Adjusted EPS--Annual Periods

($ in thousands except per share data)		For the Year Ended December 31, 2019	2018	2017
Net Interest Income - Reported	(a)	$ 504,757	$ 326,252	$ 265,478
Unexpected income recognized on loans acquired with deteriorated credit quality		(5,120)	(3,711)	(4,063)
Adjusted Net Interest Income	(b)	499,637	322,541	261,415
Provision Expense - Reported	(c)	14,805	9,860	8,265
Noninterest Income - Reported	(d)	78,176	42,224	41,287
Gain on sale of loans		(6,779)	—	(351)
Gain on sale of branches		(1,549)	—	(2,917)
Gain on sale of trust business		(1,319)	—	—
Gain on sale of other real estate and repossessed assets		(875)	(269)	(850)
(Gain) loss on sale of securities available for sale		(275)	581	(124)
Loss (gain) on sale of and disposal of premises and equipment		585	(123)	21
Recoveries on loans charged off prior to acquisition		(2,101)	(962)	(1,182)
Adjusted Noninterest Income	(e)	65,863	41,451	35,884
Noninterest Expense - Reported	(f)	321,864	198,619	176,813
Separation expense		(3,421)	—	—
OREO impairment		(1,801)	(85)	(1,412)
IPO related stock grants		—	(136)	(508)
Impairment of assets		(1,173)	—	—
Acquisition expense		(42,744)	(8,958)	(17,259)
Adjusted Noninterest Expense	(g)	272,725	189,440	157,634
Income Tax Expense Reported [(1)]	(h)	53,528	31,738	45,175
Adjusted Net Income [(1)]	(b) - (c) + (e) - (g) = (i)	$ 219,582	$ 132,183	$ 88,878
Average shares for basic EPS	(j)	43,245,418	29,599,119	25,636,292
Average shares for diluted EPS	(k)	43,245,418	29,599,119	25,742,362
Adjusted Basic EPS	**(i) / (j)**	$ 5.08	$ 4.47	$ 3.47
Adjusted Diluted EPS	**(i) / (k)**	5.08	4.47	3.45
EFFICIENCY RATIO				
Amortization of other intangible assets	(l)	$ 12,880	$ 5,739	$ 4,639
Reported Efficiency Ratio	(f - l) / (a + d)	53.01%	52.35%	56.13%
Adjusted Efficiency Ratio	(g - l) / (b + e)	45.95	50.47	51.46
PROFITABILITY				
Total Average Assets	(m)	$ 14,555,315	$ 9,478,934	$ 7,966,421
Return on Average Assets (annualized)	(a - c + d - f - h) / (m)	1.32%	1.35%	0.96%
Adjusted Return on Average Assets (annualized)	(i) / (m)	1.51	1.39	1.12

(1) Assumes an adjusted effective tax rate of 21.0% and 19.7% for the years ended December 31, 2019 and 2018, respectively. Excludes $5,528 charge to remeasure deferred taxes as a result of the enactment of the TCJA and $259 thousand of one-time nondeductible tax expense and assumes an adjusted effective tax rate of 32.4% for the year ended December 31, 2017.

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APPENDIX Supplemental Information - Non-GAAP Financial Measures (unaudited) Reconciliation of Tangible Common Equity to Tangible Assets ($ in thousands) As of and for the Quarter Ended March 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 Tangible Common Equity Total common stockholders' equity $ 2,386,285 $ 2,339,773 $ 1,606,433 $ 1,336,018 Adjustments: Goodwill (994,021) (994,021) (721,797) (621,458) Other intangible assets, net (97,565) (100,741) (45,042) (43,244) Tangible Common Equity $ 1,294,699 $ 1,245,011 $ 839,594 $ 671,316 Tangible Assets Total Assets $ 15,573,868 $ 14,958,207 $ 9,849,965 $ 8,684,463 Adjustments: Goodwill (994,021) (994,021) (721,797) (621,458) Other intangible assets, net (97,565) (100,741) (45,042) (43,244) Tangible Assets $ 14,482,282 $ 13,863,445 $ 9,083,126 $ 8,019,761 Tangible Common Equity To Tangible Assets 8.94% 8.98% 9.24% 8.37% 24